UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39933	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 2, 2021 urban-gro, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that on July 30, 2021, the Company, urban-gro Architect Holdings, LLC, (the “Buyer”), the 2WRGA Shareholders, the 2WRCO Shareholders, the MJ12 Shareholders, the 2WRMS Shareholders (collectively, the “Sellers” and each a “Seller”), and Sam Andras, an individual (the “Seller Representative”) closed the Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer was to purchase all of the issued and outstanding capital stock of 2WR of Colorado, Inc., a Colorado corporation (“2WRCO”), 2WR of Georgia, Inc., a Georgia corporation (“2WRGA”), and MJ12 Design Studio, Inc., a Colorado corporation (“MJ12” and collectively with 2WRCO and 2WRGA, the “Acquired Entities”).

This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of the Acquired Entities and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Except as provided above, the disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the Purchase Agreement (as such term is defined in Item 2.01 below) is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Original Form 8-K, the Company acquired the Acquired Entities pursuant to the terms and conditions of that certain Purchase Agreement. On July 30, 2021 the Company closed the Purchase Agreement (the “Closing”) and entered into an Amendment No. 1 to the Purchase Agreement to implement various amendments to the Purchase Agreement (the “Amendment”).

For more information on the Purchase Agreement, see the June 29, 2021 Form 8-K, which is incorporated into this Item 2.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited combined financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(ii) The unaudited combined financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of June 30, 2021 and for the six months ended June 30, 2021, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of urban-gro, Inc. and 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of June 30, 2021 and for the six months ended June 30, 2021 and the year ended December 31, 2020, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Number	Exhibit
99.1	Audited combined financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019
99.2	Unaudited combined financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of June 30, 2021 and for the six months ended June 30, 2021
99.3	Unaudited pro forma condensed combined financial information of urban-gro, Inc. and 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of June 30, 2021 and for the six months ended June 30, 2021 and the year ended December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: October 13, 2021	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer